Indevus

Pharmaceuticals, Inc.

VALERA

Pharmaceuticals

Acquisition of Valera Pharmaceuticals December 12, 2006 Exhibit 99.3

Safe Harbor Statement
This presentation contains “forward-looking statements” as defined in the Private Securities Litigation
Reform Act of 1995. These statements are based on current expectations of future events. Such statements include, but are not limited to, the timing of completion of the transaction and potential purchase accounting charges. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include receipt of regulatory and stockholder approval, integration of the two companies post-closing, market acceptance for the transaction and approved products, management of rapid growth, risks of regulatory review and clinical trials, intellectual property risks, and the need to acquire additional products. The reader is referred to the documents that Indevus and Valera file from time to time with the Securities and Exchange Commission.
Indevus and Valera do not undertake any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Indevus 2006 – A Year of Milestone Achievement
•
Acquired U.S. rights to DELATESTRYL
®
•
Completed enrollment of NEBIDO
®
Phase III PK study
•
Announced positive results of pagoclone stuttering trial
•
Announced positive results of SANCTURA XR™ Phase III studies
•
Completed $35.0 million secondary offering
•
Filed NDA for SANCTURA XR™
•
Out-licensed aminocandin to sanofi-aventis spinout, Novexel
•
Announced acquisition of Valera Pharmaceuticals

Strategic Rationale
Acquisition creates an emerging leader in urology and men’s health
•
Perfect fit with the Indevus corporate strategy of building a world class urology and men’s health franchise
•
Upon closing, the combined Company will have 3 marketed products
(one from Valera) and anticipates 5 product launches within 2 years
(2 in 2007 / 3 in 2008), including 3 from Valera
•
Fully leverages Indevus’ national sales force
•
Expected to be accretive within 2 years and significantly increase
EPS upon achievement of profitability

Indevus + Valera – Product Pipeline
Building a Focused Portfolio of Products
CORE THERAPEUTIC AREAS
CORE THERAPEUTIC AREAS
Phase I     Phase II     Phase III        NDA Market
Overactive bladder
SANCTURA XR
™
PRO 2000
Prevention of HIV
& other STDs
DELATESTRYL
®
Hypogonadism
NEBIDO
®
Hypogonadism
VANTAS
®
Prostate Cancer
SUPPRELIN
®
-LA
Central Precocious
Puberty
Overactive bladder
SANCTURA
®
VALSTAR
®
Bladder Cancer
Ureteral Stent
Kidney Stones and
Other
Octreotide Implant
Acromegaly
Indevus products in dark blue
Valera products in light blue

Indevus + Valera – Product Pipeline
Partnered & Partnerable Products
OTHER THERAPEUTIC AREAS
OTHER THERAPEUTIC AREAS
Preclinical   Phase I       Phase II      Phase III      Market
Pagoclone
Naltrexone Implant
Drug Addiction
Hydron Implant Tech
Stuttering
Serious fungal
infections
Aminocandin
PMDD
Sarafem
Other Uses
IP 751
Anti-inflammatory
Disorders
Indevus products in dark blue
Valera products in light blue
Licensed to Eli Lilly/Galen
Licensed to Novexel

Transaction Overview
•
Stock for Stock purchase of Valera Pharmaceuticals (VLRX)
•
$7.75 per share of Valera common stock with 10% collar
Maximum exchange ratio: 1.1766
Minimum exchange ratio:  0.9626
•
Deal Value ~ $120 Million + contingent payments
•
Contingent Payments in Indevus stock:
$1.00/share upon approval of SUPPRELIN
®
-LA and sufficient launch
quantities
$1.00/share upon approval of ureteral stent
$1.50/share upon approval of octreotide implant
•
Transaction expected to close on or about April 30, 2007
•
Conditions to closing:
Indevus and Valera shareholder approval
HSR clearance
Other customary conditions of merger agreement

Indevus Product Portfolio
SANCTURA XR™ - Overactive Bladder
Current Profile of SANCTURA
®
Only quaternary ammonium on the market
Low CNS side-effects
No clinically relevant metabolic drug-drug interactions
Excreted largely unchanged in the urine
Rapid onset of action
PLUS
Once-a-day dosing
Lower anti-cholinergic side effects
NDA Submitted – October 2006
Two large Phase III trials with high-degree of efficacy
Landmark tolerability profile with 10.7% dry mouth rate
Target product launch – 2H 2007
U.S. OAB market in 2006: $1.5B (est.)

Indevus Product Portfolio
Co-Promotion Financial Terms with Esprit Pharma
Up Front and Approval Milestone $150M
Phase III Initiation Milestone $  10M
NDA Submission $  10M
Future Milestones:
Approval $35M
Commercialization (2013) $20M
$125M+ 20%
$  75 - $125M 17.5%
$    0 - $  75M 15%
Royalty Rates Guaranteed Minimum Royalties
$10.5M 7/1/07-6/30/08
$  7.9M 7/1/06-6/30/07
$  5.6M 7/1/05-6/30/06
Esprit responsible for 100% of A&P expenses
Sales Force Subsidy:  $8.8MM per year
Co-promotion term:     December 2008

Indevus Product Portfolio
NEBIDO
®
- Hypogonadism
•
Novel, long-acting preparation of testosterone undecanoate
•
First and ONLY
3-month injection
•
Approved in over 80 countries
•
Phase III pharmacokinetic study complete – Q2 2007
•
Anticipated NDA submission – Summer 2007
•
Highly differentiable from existing therapies
•
U.S. market for testosterone replacement: $500M (est.)

Indevus Product Portfolio
Pagoclone - Persistent Stuttering
•
Over 3 million patients in the U.S. with persistent stuttering
•
Novel, selective GABA-A receptor agonist
•
Complete toxicology, pharmacology and manufacturing packages for
NDA with more than 1,000 patients studied in previous anxiety trials
•
Successful Phase II trial completed – May 2006
•
Phase III to include adult and pediatric studies – Initiate 1H 2007
Fixed-dose response trials
6-month duration
Quantitative and qualitative primary and secondary endpoints
•
Worldwide rights to compound

Indevus Product Portfolio
PRO 2000 - Prevention of Sexual Transmission of HIV
•
Topical vaginal microbicide blocks pathogen entry into
susceptible cells
•
Active against a wide range of HIV isolates, chlamydia, herpes and gonorrhea
•
Significant interest in female-controlled option
•
>$100M in designated funding by NIH and MRC
NIH Phase II/III trial – 3,200 women (on-going)
MRC Phase III trial – 10,000 women (on-going)
•
Large market opportunity
Traditional pharmaceutical pricing in U.S./Europe
Commodity pricing in developing world

Valera Product Portfolio
VANTAS
®
(histrelin implant) - Advanced Prostate Cancer
•
U.S. launch - November 2004
•
Soft, flexible implant utilizing Hydron Implant
Technology
•
12-month implant to deliver histrelin (most
potent LHRH agonist) for the treatment of
advanced prostate cancer
Limits need for multiple physician visits
•
Rapid sustained testosterone suppression
slows tumor growth
•
Total U.S. market for advanced prostate cancer
treatment > $600M
VANTAS
®
revenues as of 9/30/06
• 3 months: $  2.9M
• 9 months: $14.6M

Valera Product Portfolio
VANTAS
®
Co-Promotion Financial Terms with Indevus
•
Separate agreement to co-promote VANTAS
®
•
Indevus sales force to initiate co-promotion activities
in January 2007
Indevus ~ 85 reps
Valera ~ 25 reps
•
2-year term
•
Royalty rates:
13.5% of VANTAS
®
sales up to a baseline level
30.0% of VANTAS
®
sales on units exceeding baseline
35.0% of VANTAS
®
sales to Rx-driven specialty
pharmacy accounts

Valera Product Portfolio
SUPPRELIN
®
-LA - Central Precocious Puberty
•
12-month specifically formulated implant to deliver
histrelin for the treatment of central precocious
puberty (CPP)
•
Provides consistent, reliable suppression for a 12-
month period
•
FDA Granted Orphan Drug Status in November
2005
•
Active agent previously approved for CPP
•
NDA submitted in June 2006
•
May 3, 2007 PDUFA date
Controlled diffusion
through implant wall

Valera Product Portfolio
SUPPRELIN
®
-LA - Central Precocious Puberty
•
CPP is the early onset of puberty in young children
•
Incidence: 1 in every 5,000 – 10,000 children
More common in female children
Patient age: typically under 9 years; as young as 4 years or less
Duration of therapy: 3 to 5 years or longer
•
U.S. prevalence: ~20,000 children
Treatment normally performed by pediatric endocrinologist
Hormonal suppression using LHRH agonist
•
Market dominated by single company
Approved leuprolide depot suspension
Intramuscular injection
Administered to afflicted child every 3 to 4 weeks
Current price for Lupron Depot-PED: $12,000 - $15,000/yr

Valera Product Portfolio
SUPPRELIN
®
-LA - Market Opportunity
Sample Responses From Surveyed Ped Endos
•
Implant conceptually attractive - easier on families; less traumatic for kids
•
Steady 1-year hormonal suppression off-sets possible emotional “ups & downs”
associated with monthly injections
•
Expect improved compliance over multiple years of therapy; especially valuable for younger patients who need up to 7 years of therapy
13 - 17 injections per year for 3 to 5 years
SUPPRELIN
®
-LA
Offer parents
a choice
This Or

NDC 55592-001-01
VALSTAR®
(valrubicin)
Sterile Solution for
Intravesical Instillation
200 mg/5mL (40 mg/mL)
RX Only
For Intravesical Use Only.
NOT for IM or IV Use.

Indevus

Valera Product Portfolio
VALSTAR
®
(valrubicin) - Bladder Cancer
•
Anthracycline derivative of Doxorubicin solution for
bladder instillation
•
Current approved usage
29,000 BCG refractory patients per year (AUA est.)
• 15,000 – not candidates for bladder removal
• Valstar ®
is the only
approved product for these patients
•
FDA approved 1998
•
Product currently on FDA Drug Shortages List
•
Reformulation complete
Submission of supplemental NDA - 1H 2007

Valera Product Portfolio
Octreotide Implant - Acromegaly
•
6 month octreotide (somatostatin analog) implant to treat
acromegaly
•
Acromegaly: a chronic hormonal disorder
Excessive growth hormone & abnormal physical features
Higher incidence of diabetes & cardiovascular disease
•
Current therapy: Sandostatin
®
Daily or Monthly injections
2005 Worldwide Sales – $900 million
• U.S. sales for acromegaly – $200 million

Valera Product Portfolio
Octreotide Implant - Acromegaly
•
Approximately 1,000 new acromegaly patients per year
Treated by endocrinologists
•
Completed Phase I/II study demonstrating significant suppression of growth hormone and IGF-1 levels for 6 months
•
Commencing Phase II pharmacokinetic study in 30 patients in early
2007
•
Phase III trial to begin 2H 2007
Primary endpoint - suppression of growth hormone and IGF-1 levels at
1 month
Studies designed to follow patients for 7 months

Valera Product Portfolio
Biodegradable Ureteral Stent
•
Presently, conventional non-biodegradable stents are inserted into the ureter to allow urine to drain when the flow of urine may be obstructed
Approximately 1.2 million procedures per year for the removal of kidney stones in U.S.
Estimated 800,000 ureteral stents used per year
•
Vast majority of kidney stone removals are done by urologists
•
Currently available ureteral stents require physician intervention for removal from the body
•
Biodegradable stent offers multiple potential advantages:
Patient comfort
Single procedure – no need for retrieval
Lack of encrustation
Considered highly desirable by urology consultants
•
Device application (510k) may be submitted by end of 2007

Financial Highlights
Combined Company – pro forma
$70.4 million in LTM revenues
$95.0 million in Cash (9/30/06)
Acquisition expected to be accretive within 2 years
Identified synergies of approximately $5.0 million per year
Valera
14.9 million shares outstanding
$19.9 million in LTM revenues
$11.0 million in LTM Net Loss
$18.9 million in Cash (9/30/06)
No Debt

Integration Plan
•
Expected Closing – on or around April 30, 2007
Subject to Indevus and Valera shareholder approval
HSR clearance
Other customary conditions of merger agreement
•
Indevus President/COO & Indevus EVP/Chief Business Officer to lead integration planning
•
Cross-functional integration teams at both companies established
•
Valera VP of Operations & Valera VP of R&D expected to join Indevus senior management team
•
Retention of Cranbury, NJ facility
cGMP compliant manufacturing facility
• Currently manufacture VANTAS
®
• Expect to manufacture SUPPRELIN
®
-LA
Significant addition to Indevus capabilities
Desirable pharma location

2007 Milestones
Begin VANTAS
®
co-promotion
Pagoclone Phase III initiation
SUPPRELIN
®
-LA approval and launch
VALSTAR
®
supplemental NDA submission
NEBIDO
®
NDA submission
SANCTURA XR™ approval and launch
Octreotide Implant Phase III initiation
Biodegradable Ureteral Stent 510k submission

Additional Information and Where to Find It
In connection with the merger between Indevus and Valera, Indevus intends to file with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials.  The final joint proxy statement/prospectus will be mailed to the stockholders of Indevus and Valera.  INVESTORS AND
SECURITY HOLDERS OF INDEVUS AND VALERA ARE URGED TO READ THE JOINT PROXY
STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INDEVUS, VALERA
AND THE MERGER.  The registration statement and joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Indevus or Valera with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by Indevus by directing a request to: Indevus Pharmaceuticals, Inc. 33 Hayden Avenue Lexington, MA 02421-7966, Attn:
Investor Relations.  Investors and security holders may obtain free copies of the documents filed with the SEC by Valera by contacting Valera Pharmaceuticals, Inc., 7 Clarke Drive, Cranbury, NJ 08512 Attn: Investor
Relations.
Participants in the Merger Solicitation
Indevus, Valera and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Indevus and Valera in favor of the merger. Information about the executive officers and directors of Indevus and their ownership of Indevus common stock is set forth in
Indevus' Annual Report on Form 10-K for the year ended September 30, 2006, which was filed with the SEC on December 7, 2006 and the proxy statement for Indevus' 2006 Annual Meeting of Stockholders, which was filed with the SEC on January 30, 2006.  Information regarding Valera’s directors and executive officers and their ownership of Valera common stock is set forth in Valera’s Annual Report on Form 10-K for the year ended
December 31, 2005, which was filed with the SEC on March 20, 2006.  Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Indevus, Valera and their respective executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the merger when it becomes available.

Indevus

Pharmaceuticals, Inc.

VALERA

Pharmaceuticals